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                                                                  EXHIBIT 10.5.3


                               AMENDMENT NO. 3 TO
                      ORBCOMM SYSTEM PROCUREMENT AGREEMENT


         This Amendment No. 3 ("Amendment No. 3") to the ORBCOMM System Procurement Agreement is entered into this 31st day of March, 1998 between ORBCOMM Global, L.P. ("ORBCOMM Global") and Orbital Sciences Corporation ("Orbital").

                                   WITNESSETH

         WHEREAS, the parties previously entered into the ORBCOMM System Procurement Agreement dated September 12, 1995 (the "Procurement Agreement") and Amendments No. 1 and No. 2 thereto dated December 9, 1996 and March 24, 1997, respectively; and

         WHEREAS, the parties wish to set forth their agreement pertaining to a certain claim for equitable price adjustment to the Procurement Agreement for changes made and associated costs incurred by Orbital under the Procurement Agreement through December 31, 1997.

         NOW THEREFORE, the parties agree as follows:

                            ARTICLE 1 - DEFINITIONS

         Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Procurement Agreement.

                             ARTICLE 2 - AMENDMENTS

         Section 2.1 Section 3.1(a) of the Procurement Agreement shall be amended to add a new subparagraph (iv) immediately following subparagraph (iii) that reads as follows:

         "(iv)   Price Adjustment for Changes through               $ 3,500,000
                          December 31, 1997 Outside the
                          General Scope of the Agreement"

         Section 2.2 Section 3.1(a) of the Procurement Agreement shall be amended to delete the "TOTAL" price of $157,872,143 set forth therein and to replace it with the new "TOTAL" price of $161,372,143.

         Section 2.3 Section 4.1(b) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:





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"(b)     Monthly Invoicing.

         (i) Orbital shall be entitled to invoice ORBCOMM Global on a monthly basis for a maximum of 90% of its costs incurred during such month plus, to the extent permitted by Section 4.1(f), such portion of the cost in excess of the maximum amount to be invoiced to ORBCOMM Global in accordance with such Section 4.1(f) and not previously invoiced and paid; provided however that Orbital shall not be entitled to invoice ORBCOMM Global under Section 4.1(a) and this Section 4.1(b)(i) in a cumulative total amount greater than $125,884,929.

         (ii) Orbital shall be entitled to invoice ORBCOMM Global for costs associated with Section 3.1(a)(iv) as follows:

                 DATE                                         AMOUNT
                 ----                                         ------
         Signing of  Amendment No. 3                        $1,000,000
         July 1, 1998                                       $2,000,000
         October 1, 1998                                    $  500,000"

         Section 2.4 Section 4.1(e) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

         "The total amount paid under Section 4.1(a), (b)(i) and (c) shall not exceed $139,872,143 (the "Total Costs"). In the event costs incurred through December 31, 1997, are less than the Total Costs, the parties shall negotiate additional Category B Milestones for payment of the remaining balance of the Total Costs."

         Section 2.5 The first sentence of Section 4.4 of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

         "Subject to the foregoing, Orbital shall be entitled to submit to ORBCOMM Global at the address below monthly invoices covering the amounts as described in Subsection 4.1(b)(i), invoices covering the amounts set forth in Subsection 4.1(b)(ii) or invoices for Category A and Category B Milestone payments, in each case certified by the Vice-President and Controller of Orbital or by any other officer designated by the Vice-President and Controller of Orbital in the form provided for in Schedule 4.4."

         Section 2.6 The parties have mutually agreed to make certain changes outside the general scope of the Procurement Agreement, and have mutually agreed to an equitable adjustment to the Price, as set forth in this Amendment No. 3. The changes made outside the general scope of the Procurement Agreement are set forth in Exhibit A hereto.





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         Section 2.7      Section 3.1.1 of Exhibit A, Part 1B Satellite
Specifications of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

         The combined mass of 8 satellites, as launched, plus the adapter and deployment structure, must be injected into orbit according to the parameters stated below. Three or four planes will be launched into different ascending nodes spaced to maximize the coverage of latitudes between 25 and 50 degrees. The launch parameters for the satellites shall be:

-------------------------------------------------------------------------------------------------------------
         Parameter               Plane A                    Plane B                           Plane C
-------------------------------------------------------------------------------------------------------------
 Target mean altitude        825 km, circular          810 to 840 km{1}                  810 to 840 km{1}


 Maximum apogee altitude          882 km                Target + 15 km                    Target + 15 km

 Minimum perigee altitude         767 km                Target - 15 km                    Target - 15 km


 Target inclination              45 deg.               43 to 46 deg.{2}                  43 to 46 deg.{2}

 Inclination accuracy          +/- 0.3 deg.              +/- 0.1 deg.                       +/- 0.1 deg

 Target right ascension of     Unconstrained    120-140 deg. West of Plane A{2}   110-130 deg. East of Plane A{2}
 ascending nodes

 Accuracy of ascending             N/A                   +/- 2.5 deg.                      +/- 2.5 deg.
 node

         To the extent possible, the satellite propulsion system shall be used to correct for launch vehicle injection errors. The relative spacing between the ascending or descending nodes of any two planes shall not be less than 30 degrees five years after the launch of plane 3. The phasing of satellites within each plane shall be maintained at 45 degrees +/- 5 degrees.

         1 If the actual mean altitude of Plane A is higher than its target mean altitude, the target mean altitude for Planes B and C will be raised to that attained by Plane A, up to 840 km.

         2 Target shall be selected by ORBCOMM Global from this range based on actual insertion parameters of previous planes.





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         Section 2.8      Section 3.1.1 of Exhibit A, Part 2 Statement of Work
and Specification for ORBCOMM Constellation Launch Services of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

                 The Pegasus shall provide a minimum lift capability and injection accuracy to meet the requirements listed in Table 3-1 with 3-sigma probability.

-------------------------------------------------------------------------------------------------------------
         Parameter               Plane A                    Plane B                           Plane C
-------------------------------------------------------------------------------------------------------------
 Target mean altitude        825 km, circular          810 to 840 km{1}                  810 to 840 km{1}

 Maximum apogee altitude          882 km                Target + 15 km                    Target + 15 km

 Minimum perigee altitude         767 km                Target - 15 km                    Target - 15 km

 Target inclination              45 deg.               43 to 46 deg.{2}                  43 to 46 deg.{2}

 Inclination accuracy          +/- 0.3 deg.              +/- 0.1 deg.                       +/- 0.1 deg

 Target right ascension of     Unconstrained    120-140 deg. West of Plane A{2}   110-130 deg. East of Plane A{2}
 ascending nodes

 Accuracy of ascending             N/A                   +/- 2.5 deg.                      +/- 2.5 deg.
 node

                   Table 3-1     Mission Orbital Requirements


         1 If the actual mean altitude of Plane A is higher than its target mean altitude, the target mean altitude for Planes B and C will be raised to that attained by Plane A, up to 840 km.

         2 Target shall be selected by ORBCOMM Global from this range based on actual insertion parameters of previous planes.

                           SECTION 3 - MISCELLANEOUS

         Section 3.1 This Amendment No. 3 shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without giving effect to the provisions, policies or principles thereof related to choice or conflict of laws.

         Section 3.2 No changes to the Procurement Agreement are authorized hereby except as otherwise specified in this Amendment No. 3.





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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the day and year first above written.

                                ORBCOMM GLOBAL, L.P.


                                By:
                                   ------------------------------
                                Name:   Scott L. Webster
                                Title:  Chairman & Chief Executive Officer



                                ORBITAL SCIENCES CORPORATION

                                By:
                                   ------------------------------
                                Name:   Jeffrey V. Pirone
                                Title:  Executive Vice President &
                                        Chief Financial Officer





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                                   EXHIBIT A

                                       TO

                                AMENDMENT NO. 3